Fees Summary	Dec. 13, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,992,962.93
Total Transaction Valuation	13,017,393,377.07
Total Offset Amount	1,992,962.93
Net Fee	$ 0